Longboard Managed Futures Strategy Fund (the “Fund”)

a series of Northern Lights Fund Trust II

Class A Shares (Symbol: WAVEX)

Class I Shares (Symbol: WAVIX)

Supplement dated November 14, 2014

to the Prospectus and Statement of Additional Information (“SAI”) dated September 29, 2014

The following supersedes any contrary information contained in the current Prospectus or the Fund’s SAI.

On November 10, 2014, Horizon Cash Management LLC (“Horizon”), the sub-adviser for the fixed income strategy portion of the Fund’s portfolio, provided notice of its intent to cease operations.

Accordingly, effective November 21, 2014, Horizon will no longer serve as sub-adviser to the Fund and will no longer manage the Fund’s fixed income portfolio.  As of that date, the Fund’s Adviser, Longboard Asset Management, LLC, will manage the Fund’s entire portfolio, including the fixed income portfolio.

References in the Fund’s Prospectus and SAI to Horizon and its portfolio manager should be disregarded.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class I shares and Class A shares dated September 29, 2014, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7540.